                             OCC ACCUMULATION TRUST

                               o EQUITY PORTFOLIO

                                 ANNUAL REPORT
                                      1999

                                                              MANAGED BY
                                                                [LOGO]
                                                            OPCAP ADVISORS

                             OCC ACCUMULATION TRUST
                                   MANAGED BY

                               1999 ANNUAL REPORT

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of companies in which we invest generally did very well. The stock of these companies, however, were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the four rate increases implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO

The Equity Portfolio provided a total return of 2.5% in 1999, compared with a 21.0% increase for the Standard & Poor's 500 Index with dividends included (the "S&P 500"). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. During the second half of the year, the Portfolio's return of (6.4)% compared with a 7.7% increase in the S&P 500 Index.

In trailing its benchmarks, the Portfolio's results were affected by a difficult environment for value stocks, which lagged the returns of growth stocks during the period. In addition, results for the Portfolio were affected by its significant holdings of financial stocks, one of the stock market's weakest sectors in 1999. Holdings such as Freddie Mac (home mortgage insurance) and XL Capital (specialty insurance) declined in price due primarily to investor concerns about the potential impact of rising interest rates on their business results. Apart from the Portfolio's financial holdings, stocks which detracted from performance included Waste Management (solid waste collection and disposal) and American Home Products (pharmaceuticals, over-the-counter healthcare products and agricultural products), both of which fell because of company-specific problems.

Some of the stocks which contributed positively to performance in the year included Computer Associates International (software), McDonald's (fast food) and Minnesota Mining & Manufacturing (diversified technology-based company). Another contributor was Citigroup, the global financial services company, which bucked the downward trend of the financial stocks and advanced in price, propelled by continued strong earnings growth.

For the three years ended December 31, 1999, the Portfolio provided an average annual total return of 13.3%, compared with 27.6% for the S&P 500. The Portfolio's average annual total return of 20.0% for the five years ended December 31, 1999 compared with 28.5% for the S&P 500. In the ten years ended December 31, 1999, the Portfolio provided an average annual total return of 15.5%* versus 18.2% for the S&P 500. From its inception on August 1, 1988 through December 31, 1999, the Portfolio delivered an average annual total return of 15.7%* compared with 19.0% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

The Portfolio invests in a diverse group of stocks chosen for their superior business characteristics and reasonable prices. Our goal is to generate favorable long-term investment results without taking large risks. Although results in 1999 did not meet our expectations, we believe the Portfolio is well positioned to deliver strong returns over time through its ownership of quality undervalued securities which offer significant appreciation potential.

In the second half of 1999, we established new positions in Textron (a global, multi-industry company which produces business aircraft, helicopters, automotive components, industrial tools and other products and services) and Unocal (diversified energy company). We believe both companies are well managed, have favorable business prospects and are significantly undervalued in relation to their earnings and cash flow. We sold the Portfolio's investments in Dover and Raytheon.

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

We have been building a position in the telecommunications sector by investing in well-managed companies with strong prospects such as Sprint.
Telecommunications stocks represented 10.1% of the Portfolio's net assets at the end of December 1999, up from 4.5% at the end of July.

At December 31, 1999, the Portfolio's net assets were allocated 94.3% to common stocks and 5.2% to short-term investments. The Portfolio's five largest equity positions were Computer Associates International, which designs and markets computer software, representing 4.9% of the Portfolio's net assets; Freddie Mac, the second largest insurer of home mortgages in the United States, 4.5% of net assets; du Pont, a diversified technology and industrial company, 4.0% of net assets; Citigroup, a leading global banking, insurance and other financial services company, 3.6% of net assets; and Sprint (FON Group), which provides long-distance telephone services, 3.6% of net assets.

Major industry positions at the end of December were: financial services, representing 11.9% of the Portfolio's net assets; telecommunications, 10.1% of net assets; banking, 8.2% of net assets; technology, 6.9% of net assets; and food services, 5.9% of net assets.

We remain confident that our value style will generate excellent results over time.

                    OCC ACCUMULATION TRUST--EQUITY PORTFOLIO
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        PERIODS ENDED DECEMBER 31, 1999

                           [LINE CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURN

1 YEAR   5 YEAR*  SINCE AUGUST 1, 1988
 2.5%      19.9%           15.7%

           Date                 Equity Portfolio     S&P 500 Index

          08/01/88                 $10,000              $ 9,660
          12/31/88                 $10,190              $10,381
          12/31/89                 $12,502              $13,670
          12/31/90                 $12,225              $13,235
          12/31/91                 $16,042              $17,266
          12/31/92                 $18,913              $18,586
          12/31/93                 $20,398              $20,457
          12/31/94                 $21,175              $20,726
          12/31/95                 $29,404              $28,515
          12/31/96                 $36,268              $35,061
          12/31/97                 $45,932              $46,763
          12/31/98                 $51,375              $60,128
          12/31/99                 $52,684              $72,774


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   SHARES                                                                                               VALUE
------------                                                                                        -------------
              COMMON STOCK -- 94.3%
              AEROSPACE/DEFENSE -- 2.3%
     39,000   Boeing Co...........................................................................     $1,620,937
                                                                                                    -------------
              BANKING -- 8.2%
     15,900   Chase Manhattan Corp................................................................      1,235,231
     60,007   FleetBoston Financial Corp..........................................................      2,088,994
     60,330   Wells Fargo & Co....................................................................      2,439,594
                                                                                                    -------------
                                                                                                        5,763,819
                                                                                                    -------------
              CHEMICALS -- 5.4%
     24,000   du Pont (E.I.) de Nemours & Co. ....................................................      2,832,625
     28,000   Monsanto Co. .......................................................................        997,500
                                                                                                    -------------
                                                                                                        3,830,125
                                                                                                    -------------
              CONGLOMERATES -- 4.7%
     26,000   Minnesota Mining & Manufacturing Co.................................................      2,544,750
     10,500   Textron Inc.........................................................................        805,219
                                                                                                    -------------
                                                                                                        3,349,969
                                                                                                    -------------
              CONSUMER PRODUCTS -- 4.3%
     30,000   Avon Products Inc. .................................................................        990,000
    111,000   Kroger Co. .........................................................................      2,076,250
                                                                                                    -------------
                                                                                                        3,066,250
                                                                                                    -------------
              DRUGS & MEDICAL PRODUCTS -- 3.8%
     45,000   American Home Products Corp. .......................................................      1,774,687
     35,084   Becton, Dickinson & Co..............................................................        938,497
                                                                                                    -------------
                                                                                                        2,713,184
                                                                                                    -------------
              ELECTRONICS -- 5.3%
     38,000   Emerson Electric Co.................................................................      2,180,250
     16,000   First Data Corp. ...................................................................        789,000
     16,000   Rockwell International Corp.........................................................        766,000
                                                                                                    -------------
                                                                                                        3,735,250
                                                                                                    -------------
              ENERGY -- 1.2%
      9,200   Anadarko Petroleum Corp.............................................................        313,950
     15,900   Unocal Corp.........................................................................        533,644
                                                                                                    -------------
                                                                                                          847,594
                                                                                                    -------------
              FINANCIAL SERVICES -- 11.9%
     46,085   Citigroup, Inc......................................................................      2,560,598
     19,912   Countrywide Credit Industries, Inc..................................................        502,778
     67,620   Federal Home Loan Mortgage Corp.....................................................      3,182,366
     57,500   Household International.............................................................      2,141,875
                                                                                                    -------------
                                                                                                        8,387,617
                                                                                                    -------------
              FOOD SERVICES -- 5.9%
     58,715   Diageo plc ADR......................................................................      1,878,880
     56,000   McDonald's Corp. ...................................................................      2,257,500
                                                                                                    -------------
                                                                                                        4,136,380
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  ( CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCK (CONCLUDED)
              HEALTH & HOSPITALS -- 1.6%
     23,000   Cardinal Health Inc. ...............................................................  $   1,101,125
                                                                                                    -------------
              INSURANCE -- 3.0%
     33,244   AFLAC, Inc. ........................................................................      1,568,701
     31,161   Conseco, Inc........................................................................        557,003
                                                                                                    -------------
                                                                                                        2,125,704
                                                                                                    -------------
              MACHINERY/ENGINEERING -- 2.6%
     39,000   Caterpillar, Inc....................................................................      1,835,437
                                                                                                    -------------
              MANUFACTURING -- 2.7%
     23,000   Alcoa, Inc. ........................................................................      1,909,000
                                                                                                    -------------
              MEDIA/BROADCASTING -- 2.8%
      8,000   AMFM Inc.*..........................................................................        626,000
     40,000   News Corp Ltd. ADR++................................................................      1,337,500
                                                                                                    -------------
                                                                                                        1,963,500
                                                                                                    -------------
              PRINTING/PUBLISHING -- 0.7%
     21,000   Donnelley (R.R.) & Sons Co..........................................................        521,063
                                                                                                    -------------
              RETAIL -- 3.3%
     29,500   CVS Corp. ..........................................................................      1,178,156
     35,332   May Department Stores Co............................................................      1,139,457
                                                                                                    -------------
                                                                                                        2,317,613
                                                                                                    -------------
              TECHNOLOGY -- 6.9%
     53,000   Compaq Computer Corp. ..............................................................      1,434,312
     49,000   Computer Associates International, Inc. ............................................      3,426,938
                                                                                                    -------------
                                                                                                        4,861,250
                                                                                                    -------------
              TELECOMMUNICATIONS -- 10.1%
     27,000   Bell Atlantic Corp..................................................................      1,662,188
     13,500   Ericsson L M Tel Co. ADR............................................................        886,781
     37,500   MCI Worldcom Inc....................................................................      1,989,844
     38,000   Sprint Corp. (FON Group)............................................................      2,557,875
                                                                                                    -------------
                                                                                                        7,096,688
                                                                                                    -------------
              TRANSPORTATION -- 5.5%
     31,600   AMR Corp.*..........................................................................      2,117,200
     35,000   Burlington Northern Santa Fe........................................................        848,750
     41,000   Canadian Pacific Ltd................................................................        884,063
                                                                                                    -------------
                                                                                                        3,850,013
                                                                                                    -------------
              WASTE DISPOSAL -- 2.1%
     85,000   Waste Management, Inc...............................................................      1,460,938
                                                                                                    -------------
              Total Common Stock (cost - $63,726,541).............................................     66,493,456
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

  PRINCIPAL
   AMOUNT
    (000)                                                                                                 VALUE
-------------                                                                                         -------------
               U.S. GOVERNMENT AGENCY NOTES -- 5.2%
       $3,655  Federal Home Loan Bank Discount Notes,
                 1.50%, 1/3/00 (cost - $3,654,695).......................................             $   3,654,695
                                                                                                      -------------

               Total Investments (cost - $67,381,236)....................................       99.5%    70,148,151
               Other assets less liabilities.............................................        0.5        364,062
                                                                                           ---------  -------------
               Net Assets................................................................      100.0% $  70,512,213
                                                                                           ---------  -------------
                                                                                           ---------  -------------

------------------
   * Non-income producing security
  ++ Preferred Stock
ADR--American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
Investments, at value (cost - $67,381,236).........................................................   $70,148,151
Cash...............................................................................................         5,189
Receivable for investments sold....................................................................       203,877
Receivable for shares of beneficial interest sold..................................................       173,613
Dividends receivable...............................................................................        42,376
Prepaid expenses...................................................................................           369
                                                                                                      -----------
  Total Assets.....................................................................................    70,573,575
                                                                                                      -----------
LIABILITIES:
Payable for shares of beneficial interest redeemed.................................................        26,117
Investment advisory fee payable....................................................................         8,132
Accrued expenses...................................................................................        27,113
                                                                                                      -----------
  Total Liabilities................................................................................        61,362
                                                                                                      -----------
  Net Assets.......................................................................................   $70,512,213
                                                                                                      -----------
                                                                                                      -----------
COMPOSTION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited number authorized)........................   $    18,774
Paid-in-capital in excess of par...................................................................    60,294,853
Undistributed net investment income................................................................       533,159
Accumulated net realized gain on investments.......................................................     6,898,512
Net unrealized appreciation on investments.........................................................     2,766,915
                                                                                                      -----------
  Net Assets.......................................................................................   $70,512,213
                                                                                                      -----------
                                                                                                      -----------
Shares outstanding.................................................................................     1,877,417
                                                                                                      -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....................................        $37.56
                                                                                                      -----------
                                                                                                      -----------


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $8,659)............................................   $  786,022
  Interest..........................................................................................      309,796
                                                                                                       ----------
     Total investment income........................................................................    1,095,818
                                                                                                       ----------

EXPENSES:
  Investment advisory fees..........................................................................      498,512
  Custodian fees....................................................................................       23,016
  Audit and tax service fees........................................................................       15,986
  Trustees' fees and expenses.......................................................................       11,121
  Transfer agent fees...............................................................................        7,141
  Reports to shareholders...........................................................................        4,853
  Legal fees........................................................................................          925
  Miscellaneous.....................................................................................        2,819
                                                                                                       ----------
     Total expenses.................................................................................      564,373
     Less: expense offset...........................................................................       (1,716)
                                                                                                       ----------
     Net expenses...................................................................................      562,657
                                                                                                       ----------
       Net investment income........................................................................      533,161
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..................................................................    6,898,512
  Net change in unrealized appreciation/depreciation on investments.................................   (6,428,576)
                                                                                                       ----------
     Net realized and unrealized gain on investments................................................      469,936
                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................   $1,003,097
                                                                                                       ----------
                                                                                                       ----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED DECEMBER 31,
                                                                              --------------------------------------
                                                                                   1999                 1998
                                                                              -----------------    -----------------
OPERATIONS:
Net investment income......................................................      $   533,161          $   496,362
Net realized gain on investments...........................................        6,898,512            2,269,575
Net change in unrealized appreciation/depreciation on investments..........       (6,428,576)           1,277,757
                                                                                 -----------          -----------
  Net increase in net assets resulting from operations.....................        1,003,097            4,043,694
                                                                                 -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................         (496,364)            (311,417)
Net realized gains.........................................................       (2,260,410)          (1,344,997)
                                                                                 -----------          -----------
  Total dividends and distributions to shareholders........................       (2,756,774)          (1,656,414)
                                                                                 -----------          -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares.......................................       34,572,394           25,006,798
Reinvestment of dividends and distributions................................        2,756,774            1,656,414
Cost of shares redeemed....................................................      (13,773,989)          (9,159,759)
                                                                                 -----------          -----------
  Net increase in net assets from share transactions.......................       23,555,179           17,503,453
                                                                                 -----------          -----------
     Total increase in net assets..........................................       21,801,502           19,890,733
NET ASSETS:
Beginning of year..........................................................       48,710,711           28,819,978
                                                                                 -----------          -----------
End of year (including undistributed net investment income of $533,159 and
  $496,362, respectively)..................................................      $70,512,213          $48,710,711
                                                                                 -----------          -----------
                                                                                 -----------          -----------
SHARES ISSUED AND REDEEMED:
Issued.....................................................................          902,799              673,182
Issued in reinvestment of dividends and distributions......................           77,459               44,976
Redeemed...................................................................         (361,604)            (248,628)
                                                                                 -----------          -----------
  Net increase.............................................................          618,654              469,530
                                                                                 -----------          -----------
                                                                                 -----------          -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                  YEAR ENDED DECEMBER 31,
                                                                     -------------------------------------------------
                                                                      1999      1998      1997      1996        1995
                                                                     -------   -------   -------   -------     -------
Net asset value, beginning of year..................................  $38.70    $36.52    $30.07    $25.05      $18.12
                                                                     -------   -------   -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................................    0.25      0.39      0.39      0.21        0.31
  Net realized and unrealized gain on investments...................    0.62      3.84      7.34      5.52        6.71
                                                                     -------   -------   -------   -------     -------
    Total income from investment operations.........................    0.87      4.23      7.73      5.73        7.02
                                                                     -------   -------   -------   -------     -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................   (0.36)    (0.39)    (0.28)    (0.24)      (0.09)
Net realized gains..................................................   (1.65)    (1.66)    (1.00)    (0.47)         --
                                                                     -------   -------   -------   -------     -------
    Total dividends and distributions to shareholders...............   (2.01)    (2.05)    (1.28)    (0.71)      (0.09)
                                                                     -------   -------   -------   -------     -------
Net asset value, end of year........................................  $37.56    $38.70    $36.52    $30.07      $25.05
                                                                     -------   -------   -------   -------     -------
                                                                     -------   -------   -------   -------     -------
TOTAL RETURN (1)....................................................    2.5%     11.9%     26.6%     23.4%       38.9%
                                                                     -------   -------   -------   -------     -------
                                                                     -------   -------   -------   -------     -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)..................................... $70,512   $48,711   $28,820   $19,843      $9,036
Ratio of expenses to average net assets (2).........................   0.91%     0.94%     0.99%     0.93%(3)    0.72%(3)
Ratio of net investment income to average net assets................   0.86%     1.36%     1.25%     1.29%(3)    1.74%(3)
Portfolio Turnover..................................................     84%       29%       32%       36%         31%

------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, and 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value. The Trust is comprised of: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $4,381 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million, 0.75% on the next $400 million and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at December 31, 1999 was $67,426,150. Accordingly, net unrealized appreciation of investments of $2,722,001 was comprised of gross appreciation of $7,851,247 for those investments having an excess of value over cost and gross depreciation of $5,129,246 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $71,597,222 and $46,834,007, respectively.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors, an indirect wholly-owned subsidiary of PIMCO Advisors. The Board of Trustees has approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

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

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Joseph M. LaMotta                 Trustee, President
V. Lee Barnes                     Trustee
Paul Y. Clinton                   Trustee
Thomas W. Courtney                Trustee
Lacy B. Herrmann                  Trustee
Theodore T. Mason                 Trustee
Steven Calabria                   Vice President
Bernard H. Garil                  Vice President
Mark F. Degenhart                 Vice President and Portfolio Manager
John C. Giusio, Jr.               Vice President
Richard J. Glasebrook, II         Vice President and Portfolio Manager
Colin Glinsman                    Vice President and Portfolio Manager
Louis Goldstein                   Vice President and Portfolio Manager
Benjamin D. Gutstein              Vice President and Portfolio Manager
Vikki Hanges                      Vice President and Portfolio Manager
Jeffrey J. Hughes                 Vice President
Timothy J. McCormack              Vice President and Portfolio Manager
Eric V. Retzlaff                  Vice President
James Sheldon                     Vice President and Portfolio Manager
Brian S. Shlissel                 Treasurer
Elliot M. Weiss                   Secretary
Maria Camacho                     Assistant Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.